Exhibit 99.1

ICON Leasing Fund Eleven, LLC

Annual Portfolio Overview

2013

Table of Contents

Introduction to Annual Portfolio Overview	1

Disposition During the Quarter	1

Disposition Following the Quarter	1

Portfolio Overview	2

Anticipated Future Proceeds	3

10% Status Report	3

Revolving Line of Credit	3

Performance Analysis	3

Transactions with Related Parties	4

Financial Statements	6

Forward Looking Statements	12

Additional Information	12

ICON Leasing Fund Eleven, LLC

As of June 5, 2014

Introduction to Annual Portfolio Overview

We are pleased to present ICON Leasing Fund Eleven, LLC’s (the “Fund”) Annual Portfolio Overview for the year ended December 31, 2013. References to “we,” “us,” and “our” are references to the Fund, and references to the “Manager” are references to the manager of the Fund, ICON Capital, LLC.

The Fund raised $365,198,690 commencing with its initial offering on April 21, 2005 through the closing of the offering on April 21, 2007. On May 1, 2014 we commenced our liquidation period, which we expect to continue for approximately one year, during which time the loans and leases we own will mature or be sold in the ordinary course of business.

Disposition During the Quarter

The Fund disposed of the following investment during the quarter ended December 31, 2013:

Pliant Corporation
Structure:	Lease	Collateral:	Plastic films and flexible packaging manufacturing equipment.
Disposition Date:	10/7/2013
The Fund's Investment:	$6,663,000
Total Proceeds Received:	$11,607,000

Disposition Following the Quarter

The Fund disposed of the following investment following the quarter ended December 31, 2013:

NTS Communications, Inc.
Structure:	Lease	Collateral:	All of the telecommunications equipment and assets of NTS.
Disposition Date:	6/6/2014
The Fund's Investment:	$3,300,000
Total Proceeds Received:	$3,953,000

ICON Leasing Fund Eleven, LLC

Portfolio Overview

As of December 31, 2013, our portfolio consisted of the following investments:

Heuliez SA
Structure:	Lease	Collateral:	Auto parts manufacturing equipment.
Expiration Date:	12/31/2014
Anticipated Future Proceeds:	$1,600,000

ZIM Integrated Shipping Services, Ltd.
Structure:	Loan	Collateral:	The original collateral, consisting of four containership vessels, was sold during the period of November 2010 through March 2011. ZIM’s remaining payment obligations continue until September 2014.
Maturity Date:	9/30/2014
Anticipated Future Proceeds:	$1,549,000

SAExploration, Inc.
Structure:	Loan	Collateral:	Seismic imaging equipment.
Maturity Date:	11/28/2016
Anticipated Future Proceeds:	$7,706,000

NTS Communications, Inc.
Structure:	Loan	Collateral:	All of the telecommunications equipment and assets of NTS.
Maturity Date:	7/1/2017
Anticipated Future Proceeds:	$3,644,000

Jurong Aromatics Corporation Pte. Ltd.
Structure:	Loan	Collateral:	Equipment, plant, and machinery associated with the condensate splitter and aromatics complex located on Jurong Island, Singapore.
Maturity Date:	1/16/2021
Anticipated Future Proceeds:	$19,246,000

ICON Leasing Fund Eleven, LLC

Portfolio Overview (continued)

Murray Energy Corporation:
Structure:	Lease	Collateral:	Mining equipment.
Expiration Dates:	8/31/2016 9/30/2015
Anticipated Future Proceeds:	$13,011,000

Anticipated Future Proceeds

As of December 31, 2013, the Fund anticipates future proceeds of up to $63,383,000 from its investments.  The total anticipated proceeds including cash represent a value of up to $174.77 per share.

10% Status Report

As of December 31, 2013, the mining equipment subject to lease with Murray Energy Corporation (“Murray”) was the only investment in equipment that individually constituted at least 10% of the aggregate purchase price of our investment portfolio.

As of December 31, 2013, Murray had twenty-one monthly payments remaining.  To the best of our Manager’s knowledge, the equipment was maintained in accordance with applicable laws and regulations as required under the lease agreement.

Revolving Line of Credit
On May 10, 2011, the Fund entered into an agreement with California Bank & Trust (“CB&T”) for a revolving line of credit of up to $5,000,000 (the “Facility”), which is secured by all of the Fund’s assets not subject to a first priority lien.

On January 8, 2014, the Facility with CB&T was terminated.  There were no obligations outstanding as of the date of the termination.

Performance Analysis

Capital Invested as of December 31, 2013	$462,506,880
Leverage Ratio	0.1:1*
% of Receivables Collected in the Quarter Ended December 31, 2013	100%**

*    Leverage ratio is defined as total liabilities divided by total equity.
**   Collections as of June 5, 2014.

ICON Leasing Fund Eleven, LLC

Transactions with Related Parties

We entered into certain agreements with our Manager and with ICON Securities, LLC (“ICON Securities”), a wholly-owned subsidiary of our Manager and the dealer manager of our offering, whereby we pay certain fees and reimbursements to those parties. Our Manager was entitled to receive an organizational and offering expense allowance of 3.5% on capital raised up to $50,000,000, 2.5% of capital raised between $50,000,001 and $100,000,000 and 1.5% of capital raised over $100,000,000.  ICON Securities was entitled to receive a 2% underwriting fee from the gross proceeds from sales of shares to additional members.

In accordance with the terms of our amended and restated limited liability company agreement, we pay or paid our Manager (i) management fees ranging from 1% to 7% based on the type of transaction, and (ii) acquisition fees, through the end of the operating period, of 3% of the total purchase price (including indebtedness incurred or assumed and all fees and expenses incurred in connection therewith) of, or the value of the Capital Assets secured by or subject to, our investments.  For a more detailed analysis of the fees payable to our Manager, please see the Fund’s prospectus. In addition, our Manager is reimbursed for administrative expenses incurred in connection with our operations. In connection with the investments made for the period January 1, 2013 through December 31, 2013, our Manager suspended the collection of acquisition fees of approximately $1,350,000.

Our Manager performs certain services relating to the management of our equipment leasing and other financing activities.  Such services include, but are not limited to, the collection of lease payments from the lessees of the equipment or loan payments from borrowers, re-leasing services in connection with equipment which is off-lease, inspections of the equipment, liaising with and general supervision of lessees and borrowers to ensure that the equipment is being properly operated and maintained, monitoring performance by the lessees and borrowers of their obligations under the leases and loans, and the payment of operating expenses. Administrative expense reimbursements are costs incurred by our Manager or its affiliates that are necessary to our operations.

Our Manager also has a 1% interest in our profits, losses, cash distributions and liquidation proceeds.  We did not pay any distributions to our Manager during the year ended December 31, 2013. During the year ended December 31, 2012, we paid distributions to our Manager of $61,054. Additionally, our Manager’s interest in the net loss (income) attributable to us was ($41,356) and $53,354 for the years ended December 31, 2013 and 2012, respectively.

Fees and other expenses incurred by us to our Manager or its affiliates for the years ended December 31, 2013 and 2012 were $0 and $403,145, respectively.

Although our Manager continues to provide the services described above, our Manager has waived the following fees in relation to services provided during years ended December 31, 2013 and 2012:

Entity	Capacity	Description	2013	2012
ICON Capital, LLC	Manager	Management fees	$1,133,841	$734,139
ICON Capital, LLC	Manager	Administrative expense reinbursements	648,953	531,108
ICON Capital, LLC	Manager	Acquisition fees	1,350,448	196,176
			$3,133,242	$1,461,423

ICON Leasing Fund Eleven, LLC

Transactions with Related Parties (continued)

At December 31, 2013, we had no related party receivable or payable. At December 31, 2012, we had a net receivable of approximately $12,000 with our Manager and its affiliates primarily relating to certain proceeds collected by our Manager on our behalf.

Your participation in the Fund is greatly appreciated.

We are committed to protecting the privacy of our investors in compliance with all applicable laws. Please be advised that, unless required by a regulatory authority such as FINRA or ordered by a court of competent jurisdiction, we will not share any of your personally identifiable information with any third party.

ICON Leasing Fund Eleven, LLC
(A Delaware Limited Liability Company)
Financial Statements
Consolidated Balance Sheets

	December 31,
	2013	2012
Assets
Current assets:
Cash and cash equivalents	$16,626,672	$6,963,672
Current portion of net investment in notes receivable	7,340,974	6,492,866
Current portion of net invesment in mortage notes receivable	-	17,047,922
Current portion of net investment in finance leases	-	5,370,040
Assets held for sale	1,551,590	117,145
Deferred tax asset, net	-	1,415,947
Income tax receivable	1,525,563	-
Other current assets	36,231	88,731
Total current assets	27,081,030	37,496,323
Non-current assets:
Net investment in notes receivable, less current portion	8,009,255	12,028,654
Net investment in finance leases, less current portion	-	3,912,653
Leased equipment at cost (less accumulated depreciation of
$2,091,462 and $7,173,316, respectively)	15,325,821	5,798,515
Investment in joint ventures	12,162,693	141,496
Other non-current assets	86,215	83,096
Total non-current assets	35,583,984	21,964,414
Total assets	$62,665,014	$59,460,737
Liabilities and Equity
Current liabilities:
Accrued expenses and other current liabilities	$5,540,855	$1,032,370
Total liabilities	5,540,855	1,032,370

Commitments and contingencies

Equity:
Members’ equity:
Additional members	55,045,259	59,139,513
Manager	(2,671,951)	(2,630,595)
Accumulated other comprehensive income (loss)	279,991	(422,976)
Total members’ equity	52,653,299	56,085,942
Noncontrolling interests	4,470,860	2,342,425
Total equity	57,124,159	58,428,367
Total liabilities and equity	$62,665,014	$59,460,737

ICON Leasing Fund Eleven, LLC
(A Delaware Limited Liability Company)
Financial Statements
Consolidated Statements of Comprehensive (Loss) Income
	Years Ended December 31,
	2013	2012
Revenue and other income:
Finance income	$3,632,858	$6,856,680
Rental income	4,816,712	4,234,659
Income (loss) from investment in joint ventures	916,884	14,310
Gain on sale of assets, net	2,396,300	-
Gain on extinguishment of debt	-	2,052,960
Litigation settlement	-	171,100
Total revenue and other income	11,762,754	13,329,709
Expenses:
Administrative expense reimbursements	-	403,145
General and administrative	2,737,823	2,092,315
Vessel operating expense	-	1,047,506
Depreciation	3,286,277	2,918,528
Impairment loss	-	697,715
Credit loss reserve	2,323,655	-
Loss on littigation	4,700,000	-
Interest	226,785	167,688
Remarketing Expense	913,891	-
Gain on derivative financial instruments	(9,824)	(75,922)
Loss on diposition of assets of foreign investment	610,732	-
Total expenses	14,789,339	7,250,975
(Loss) income before income taxes	(3,026,585)	6,078,734
Income tax benefit (expense)	109,616	(165,507)
Net (loss) income	(2,916,969)	5,913,227
Less: net income attibutable to noncontrolling interests	1,218,141	577,817
Net (loss) income attributable to noncontrolling interests	(4,135,610)	5,335,410
Other comprehensive income:
Change in fair value of derivative financial instruments	-	144,331
Currency translation adjustment during the period	92,235	88,834
Currency translation adjustment reclassified to net (loss) income	610,732	-
Total other comprehensive income	702,967	233,165
Comprehensive (loss) income	(2,214,002)	6,146,392
Less: comprehensive income (loss) attributable to noncontrolling interests	1,218,641	577,817
Comprehensive (loss) income attirbutable to Fund Eleven	$(3,432,643)	$5,568,575

ICON Leasing Fund Eleven, LLC
(A Delaware Limited Liability Company)
Financial Statements
Consolidated Statements of Comprehensive (Loss) Income (continued)

	Years Ended December 31,
	2013	2012
Net (loss) income attributable to Fund Twelve allocable to:
Additional members	$(4,094,254)	$5,282,056
Manager	(41,356)	53,354
	$(4,135,610)	$5,335,410

Weighted average number of additional shares of
limited liability company interests outstanding	362,656	362,656
Net (loss) income attributable to Fund Twelve per weighted average
additional share of limited liability company interests outstanding	$(11.29)	$14.56

ICON Leasing Fund Eleven, LLC
(A Delaware Limited Liability Company)
Financial Statements
Consolidated Statements of Changes in Equity

	Members' Equity
	Additional Shares
	of Limited Liability			Accumulated Other	Total
	Company	Additional		Comprehensive	Members'	Noncontrolling	Total
	Interests	Members	Manager	Income (Loss)	Equity	Interests	Equity
Balance, December 31, 2011	362,656	$59,901,721	$(2,622,895)	$(656,141)	$56,622,685	$3,102,898	$59,725,583
Net income	-	5,282,056	53,354	-	5,335,410	577,817	5,913,227
Change in fair value of derivative financial instruments		-	-	144,331	144,331	-	144,331
Currency translation adjustments	-	-	-	88,334	88,834	-	88,834
Distributions	-	(6,044,264)	(61,054)	-	(6,105,318)	(1,338,290)	(7,443,608)
Balance, December 31, 2012	362,656	59,138,513	(2,630,595)	(422,976)	56,085,942	2,342,425	58,428,367
Net (loss) income	-	(4,094,254)	(41,356)	-	(4,135,610)	1,218,641	(2,916,969)
Diposition of assets of foreign invesment		-	-	610,732	610,732	-	610,732
Currency translation adjustments		-	-	92,235	92,235	-	92,235
Investment by noncontrolling interest	-	-	-	-	-	5,127,582	5,127,582
Distributions	-	-	-	-	-	(4,217,788)	(4,217,788)
Balance, December 31, 2013	362,656	$55,045,259	$(2,671,951)	$279,991	$52,653,299	$4,470,860	$57,124,159

ICON Leasing Fund Eleven, LLC
(A Delaware Limited Liability Company)
Financial Statements
Consolidated Statements of Cash Flows

	Years Ended December 31,
	2013	2012
Cash flows from operating activities:
Net (loss) income	$(2,916,969)	$5,913,227
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Finance income	(536,474)	(2,012,220)
Rental income paid directly to lenders by lessees	-	(1,204,110)
Loss on litigation	4,700,000	-
Income from investment in joint ventures	(916,884)	(14,310)
Depreciation	3,286,277	2,918,528
Impairment loss	-	697,715
Credit loss reserve	2,323,655	-
Interest expense paid directly to lenders by lessees	-	219,296
Interest expense from amorization of debt financing costs	-	11,047
Gain on extinguishment of debt	-	(2,052,960)
Gain on sale of assets	(2,396,300)	-
Interest expense other	78,867	-
Gain on derivative financial instruments	(9,824)	(75,922)
Deferred tax provision (benefit)	1,415,947	(521,508)
Loss on disposition of assets of foreign investment	610,732	-
Changes in operating assets and liabilities:
Collection of finance leases	930,395	5,216,976
Other assets	35,258	247,556
Accrued expenses and other liabilities	(413,538)	(310,663)
Due from Manager and affiliates	11,801	(83,470)
Distributions from joint ventures	-	13,745
Income tax receivable	(1,525,563)	-
Net cash provided by operating activities	4,677,380	8,962,927
Cash flows from investing activities:
Investment in note receivable	(3,162,271)	(6,416,925)
Purchase of equipment	(17,085,838)	-
Proceeds from sales of leased equipment	12,094,877	6,885,831
Principal received on notes receivable	6,510,778	5,066,497
Principal received on mortgage notes receivable	16,970,813	-
Investment in joint venture	(11,105,895)	-
Distributions received from joint ventures in excess of profits	1,581	897,747
Net cash provided by investing activities	4,224,045	6,433,150
Cash flows from financing activities:
Proceeds from revolving line of credit, recourse	-	5,000,000
Repayment of revolcving line of credit, recourse	-	(5,000,000)
Repayment of long-term debt	-	(7,825,930)
Distrbutions to members	-	(6,105,318)
Investment by noncontrolling interests	4,978,027	-
Distributions to noncontrolling interests	(4,217,788)	(1,338,290)
Net cash provided by (used in) financing activities	760,239	(15,269,538)
Effects of exchange rates on cash and cash equivalents	1,336	12,777
Net increase in cash and cash equivalents	9,663,000	139,316
Cash and cash equivalents, beginning of period	6,963,672	6,824,356
Cash and cash equivalents, end of period	$16,626,672	$6,963,672

ICON Leasing Fund Eleven, LLC
(A Delaware Limited Liability Company)
Financial Statements
Consolidated Statements of Cash Flows (continued)

	Years Ended December 31,
	2013	2012
Supplemental disclousure of cash flow information:
Cash paid for interest	$-	$9,278
Cash paid during the year for income taxes	$-	$567,339
Supplemental disclousure of non-cash investing and financing activities:
Principal and interest on non-recourse long-term debt paid directly to lenders by lessees	$-	$1,204,110
Transfer of net investment in finance lease to assets held for sale	$1,434,445	$-
Equipment finaced through a remarketing liability	$181,890	$-
Investment by noncontrolling interest	$149,555	$-

ICON Leasing Fund Eleven, LLC

Forward Looking Statements

Certain statements within this document may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”).  These statements are being made pursuant to the PSLRA, with the intention of obtaining the benefits of the “safe harbor” provisions of the PSLRA, and, other than as required by law, we assume no obligation to update or supplement such statements.  Forward-looking statements are those that do not relate solely to historical fact.  They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events.  You can identify these statements by the use of words such as “may,” “will,” “could,” “anticipate,” “believe,” “estimate,” “expect,” “continue,” “further,” “plan,” “seek,” “intend,” “predict” or “project” and variations of these words or comparable words or phrases of similar meaning.  These forward-looking statements reflect our current beliefs and expectations with respect to future events and are based on assumptions and are subject to risks and uncertainties and other factors outside our control that may cause actual results to differ materially from those projected.  We undertake no obligation to update publicly or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Additional Information

“Total Proceeds Received,” as referenced in the section entitled Disposition During the Quarter, does not include proceeds received to satisfy indebtedness incurred in connection with the investment, if any, or the payment of any fees or expenses with respect to such investment.

“Anticipated Future Proceeds” as referenced in the section entitled Portfolio Overview, represents the aggregate future proceeds including, but not limited to, anticipated residual proceeds, that we expect to receive in connection with the investment, less amounts used to satisfy indebtedness incurred in connection with such investment, if any. Such amount (i) does not include any fees or expenses that we may incur in connection with the investment; and (ii) assumes full compliance with the existing terms of the transaction by the relevant borrower or lessee.

A detailed financial report on SEC Form 10-Q or 10-K (whichever is applicable) is available to you.  It is typically filed either 45 or 90 days after the end of a quarter or year, respectively.  Usually this means a filing will occur on or around March 31, May 15, August 15, and November 15 of each year.  It contains financial statements and detailed sources and uses of cash plus explanatory notes.  You are always entitled to these reports.  Please access them by:

•	Visiting www.iconinvestments.com, or
•	Visiting www.sec.gov, or
•	Writing us at: Angie Seenauth c/o ICON Investments, 3 Park Avenue, 36th Floor, New York, NY 10016

We do not distribute these reports to you directly in order to keep our expenses down as the cost of mailing this report to all investors is significant.  Nevertheless, the reports are immediately available upon your request.